UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2023

PROSPECTOR CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39845	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1250 Prospect Street, Suite 200
La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 396-7700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	PRSRU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRSR	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	PRSRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

As previously disclosed, on June 13, 2023, Prospector Capital Corp., a Cayman Islands exempted company (“Prospector”), LeddarTech Inc., a corporation existing under the laws of Canada (“LeddarTech”) and LeddarTech Holdings Inc., a company incorporated under the laws of Canada and a wholly owned subsidiary of LeddarTech (“Newco”), entered into a Business Combination Agreement, as amended on September 25, 2023 (as the same may be amended, supplemented or otherwise modified from time to time) (the transactions contemplated by such agreement, the “Business Combination”).

Furnished as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is a revised investor presentation, dated November 13, 2023 that Prospector and LeddarTech have prepared for use in connection with the Business Combination.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Prospector, LeddarTech and Newco have prepared, and Newco has filed with the SEC, the Registration Statement on Form F-4 (the “Registration Statement”). Prospector, LeddarTech and Newco will prepare and file the Registration Statement with the SEC and Prospector will mail the Registration Statement to its shareholders and file other documents regarding the Business Combination with the SEC. This Form 8-K is not a substitute for any proxy statement, registration statement, proxy statement/prospectus or other documents Prospector or Newco may file with the SEC in connection with the Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT WHEN IT BECOMES AVAILABLE, ANY AMENDMENTS OR SUPPLEMENTS TO THE REGISTRATION STATEMENT, AND OTHER DOCUMENTS FILED BY PROSPECTOR OR NEWCO WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the Registration Statement and other documents filed with the SEC by Prospector or Newco through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities of Prospector or Newco, a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

Prospector, LeddarTech and Newco, and certain of their respective directors, executive officers and employees, may be deemed to be participants in the solicitation of proxies in connection with the Business Combination. Information about the directors and executive officers of Prospector can be found in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 31, 2023. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the Business Combination, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and other relevant materials when they are filed with the SEC. These documents can be obtained free of charge from the source indicated above.

Caution Concerning Forward-Looking Statements

Certain statements contained in this Form 8-K may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the Business Combination involving Prospector, LeddarTech and Newco, and the ability to consummate the Business Combination. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely”, “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the Closing of the Business Combination are not satisfied, including the failure to timely or at all obtain shareholder approval for the Business Combination or the failure to timely or at all obtain any required regulatory clearances, including under the HSR Act or of the Superior Court of Québec; (ii) uncertainties as to the timing of the consummation of the Business Combination and the ability of each of Prospector, LeddarTech and Newco to consummate the Business Combination; (iii) the possibility that other anticipated benefits of the Business Combination will not be realized, and the anticipated tax treatment of the Business Combination; (iv) the occurrence of any event that could give rise to termination of the Business Combination; (v) the risk that shareholder litigation in connection with the Business Combination or other settlements or investigations may affect the timing or occurrence of the Business Combination or result in significant costs of defense, indemnification and liability; (vi) changes in general economic and/or industry specific conditions; (vii) possible disruptions from the Business Combination that could harm LeddarTech’s business; (viii) the ability of LeddarTech to retain, attract and hire key personnel; (ix) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the Business Combination; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the Business Combination that could affect LeddarTech’s financial performance; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and any epidemic, pandemic or disease outbreak (including COVID-19), as well as management’s response to any of the aforementioned factors; and (xiii) other risk factors as detailed from time to time in Prospector’s reports filed with the SEC, including Prospector’s Annual Report on Form 10-K, periodic Quarterly Reports on Form 10-Q, periodic Current Reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exhaustive. Neither Prospector nor LeddarTech can give any assurance that the conditions to the Business Combination will be satisfied. Except as required by applicable law, neither Prospector nor LeddarTech undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits

99.1	Investor Presentation, dated November 13, 2023.
104	Cover Page Interactive Data File-Embedded within the inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2023	PROSPECTOR CAPITAL CORP.

	By:	/s/ Derek Aberle
	Name:	Derek Aberle
	Title:	Chief Executive Officer

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